Exhibit 10.39

                         SEVENTH SUPPLEMENTAL INDENTURE

      SEVENTH SUPPLEMENTAL INDENTURE, dated as of February 26, 2002, among Atlantic Express Transportation Corp., a New York corporation (the "Company"), the Guarantors named herein and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

      WHEREAS, the Company has duly issued its 10 3/4% Senior Secured Notes Due 2004 (the "Notes"), in the aggregate principal amount of $150,000,000 pursuant to an Indenture dated as of February 4, 1997, among the Company, the Guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of August 14, 1997, the Second Supplemental Indenture dated as of December 12, 1997, the Third Supplemental Indenture dated as of October 28, 1998, the Fourth Supplemental Indenture dated as of April 28, 1999, the Fifth Supplemental Indenture dated as of December 20, 2000, and the Sixth Supplemental Indenture dated as of August 15, 2001, each among the Company, the Guarantors named therein and the Trustee (as amended, the "Indenture"), and the Notes in the principal amount of $120,000,000 are outstanding on the date hereof; and

      WHEREAS, the Company has acquired Atlantic Paratrans of NYC, Inc., a New York corporation;

      WHEREAS, Section 10.12 of the Indenture provides, among other things, that the Company shall cause each Restricted Subsidiary that is formed or acquired after the date of the Indenture to become a Guarantor thereunder and execute and deliver a supplemental indenture pursuant to which such Restricted Subsidiaries shall unconditionally guarantee all of the Company's Obligations as set forth in
Section 10.7 of the Indenture; and

      WHEREAS, Section 9.1 of the Indenture provides, among other things, that the Company, the Guarantors and the Trustee may amend or supplement the Indenture without the consent of any Holder to comply with Article 10.12 thereof and execute a supplemental indenture; and

      WHEREAS,   it  is  provided  in  Section  9.4  of  the  Indenture  that  a supplemental indenture becomes effective in accordance with its terms and thereafter binds every Holder; and

      NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 DEFINITIONS.

      Capitalized terms not defined herein shall have the meanings given to such terms in the Indenture.

SECTION 2 GUARANTEE BY RESTRICTED SUBSIDIARIES.

      Atlantic   Paratrans   of   NYC,   Inc.   (the   "Additional   Guarantor")
unconditionally  guarantees  all of the  Company's  Obligations  as set forth in
Section 10.7 of the Indenture in the same manner and to the same extent as if it had executed the Indenture as one of the parties thereto defined as the "Guarantors" therein.

SECTION 3 MISCELLANEOUS.

Section 3.1 Governing Law.

      THIS SEVENTH SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OR ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OR ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE ADDITIONAL GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE ADDITIONAL GUARANTOR IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH IN THE INDENTURE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ADDITIONAL GUARANTOR IN ANY OTHER JURISDICTION.

Section 3.2 Continuing Agreement.

      Except as herein amended, all terms, provisions and conditions of the Indenture, all Exhibits thereto and all documents executed in connection therewith shall continue in full force and effect and shall remain enforceable and binding in accordance with their terms.


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

Section 3.3 Conflicts.

      In the event of a conflict between the terms and conditions of the Indenture and the terms and conditions of this Seventh Supplemental Indenture, then the terms and conditions of this Seventh Supplemental Indenture shall prevail.

Section 3.4 Counterpart Originals.

      The parties may sign any number of copies of this Seventh Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 3.5 Headings, etc.

      The Headings of the Sections of this Seventh Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                         [signatures on following page]


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

                                   SIGNATURES

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Supplemental Indenture as of the date first written above.

                                       ATLANTIC EXPRESS
                                       TRANSPORTATION CORP.

                                       By:    /s/ Domenic Gatto
                                              ----------------------------
                                       Name:  Domenic Gatto
                                       Title: President

Attest:

       /s/ Alan Rubinfeld
------------------------------
Name:  Alan Rubinfeld
Title: Chief Financial Officer


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

                                   GUARANTORS

AIRPORT SERVICES, INC.                        COURTESY BUS CO., INC.
AMBOY BUS CO., INC.                           FIORE BUS SERVICE, INC.
ATLANTIC-CHITTENANGO REAL                     GROOM TRANSPORTATION, INC.
   PROPERTY CORP.                             G.V.D. LEASING CO., INC.
ATLANTIC-CONN TRANSIT, INC.                   JAMES MCCARTY LIMO SERVICE, INC.
ATLANTIC EXPRESS COACHWAYS, INC.              JERSEY BUS SALES, INC.
ATLANTIC EXPRESS NEW ENGLAND, INC.            JERSEY BUSINESS LAND CO., INC.
ATLANTIC EXPRESS OF CALIFORNIA, INC.          K. CORR, INC.
ATLANTIC EXPRESS OF ILLINOIS, INC.            MCINTIRE TRANSPORTATION, INC.
ATLANTIC EXPRESS OF L.A., INC.                METRO AFFILIATES, INC.
ATLANTIC EXPRESS OF MISSOURI, INC.            METROPOLITAN ESCORT SERVICE, INC.
ATLANTIC EXPRESS OF NEW JERSEY, INC.          MERIT TRANSPORTATION CORP.
ATLANTIC EXPRESS OF                           MIDWAY LEASING INC.
   PENNSYLVANIA, INC.                         MOUNTAIN TRANSIT, INC.
ATLANTIC EXPRESS OF SOUTH                     RAYBERN BUS SERVICE, INC.
   CAROLINA, INC.                             RAYBERN CAPITAL CORP.
ATLANTIC-HUDSON, INC.                         RAYBERN EQUITY CORP.
ATLANTIC MEDFORD, INC.                        R. FIORE BUS SERVICE, INC.
ATLANTIC PARATRANS, INC.                      ROBERT L. MCCARTHY & SON, INC.
ATLANTIC PARATRANS OF ARIZONA, INC.           STATEN ISLAND BUS, INC.
ATLANTIC PARATRANS OF COLORADO, INC.          TEMPORARY TRANSIT SERVICE, INC.
ATLANTIC PARATRANS OF KENTUCKY, INC.          T-NT BUS SERVICE, INC.
ATLANTIC PARATRANS OF NYC, INC.               TRANSCOMM, INC.
ATLANTIC PARATRANS OF                         WINSALE, INC.
   PENNSYLVANIA, INC.                         WRIGHTHOLM BUS LINE, INC.
ATLANTIC TRANSIT, CORP.                       180 JAMAICA CORP.
BLOCK 7932, INC.                              201 WEST SOTELLO REALTY, INC.
BROOKFIELD TRANSIT INC.
CENTRAL NEW YORK COACH SALES &
   SERVICE, INC.

                                       By:    /s/ Domenic Gatto
                                              ----------------------------
                                       Name:  Domenic Gatto
                                       Title: President

                                       THE BANK OF NEW YORK, as Trustee

                                       By:    /s/ Julie Salovitch-Miller
                                              ----------------------------
                                       Name:  Julie Salovitch-Miller
                                       Title: Vice President


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